SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                December 23, 2004
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
             (Exact name of registrant as specified in its charter)



     DELAWARE                           0-21527                06-1276882
-------------------------       -----------------------    ------------------
(State of Incorporation)       (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          -----------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                              VERTRUE INCORPORATED



Item 8.01. Other Events.

On December 23, 2004, Vertrue Incorporated (the "Company") announced it has entered into an agreement to acquire certain of the assets of My Choice Medical Holdings, Inc., a privately held advertising and practice management company serving cosmetic surgeons throughout the United States. Vertrue has agreed to pay $33 million in cash at closing. In addition, contingent payments may be paid if certain performance targets, including increasing levels of revenue and earnings, are achieved over the next three calendar years. The contingent payments will not exceed $56 million. The transaction is subject to customary closing conditions and is expected to be completed before January 31, 2005. A copy of the press release is attached as exhibit 99.1.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits:
     99.1    Press release dated December 23, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  VERTRUE INCORPORATED
                                  (Registrant)


Date:  December 23, 2004
                                  By:   /s/   Gary A. Johnson
                                       --------------------------------
                                       NAME:  Gary A. Johnson
                                       TITLE: President and Chief
                                              Executive Officer

                                INDEX TO EXHIBITS


No.      Description
----     -----------
99.1     Press release dated December 23, 2004.